The UBS Funds

Prospectus Supplement | June 14, 2024

Includes:

• UBS All China Equity Fund

Dear Investor,

The purpose of this supplement to the Prospectuses for UBS All China Equity Fund (the "Fund"), a series of The UBS Funds (the "Trust"), dated October 27, 2023, previously supplemented, is to notify you that the Board of Trustees (the "Board") of the Trust has approved certain actions to liquidate and dissolve the Fund.

Based upon information provided by UBS Asset Management (Americas) LLC, the Fund's investment advisor, the Board determined that it is in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund pursuant to a Plan of Liquidation (the "Plan"). To arrive at this decision, the Board considered factors that have adversely affected, and are expected to continue to adversely affect, the ability of the Fund to conduct its business and operations in an economically viable manner.

The liquidation is expected to be completed on or about September 23, 2024 (the "Liquidation Date").

Liquidation of the Fund

The Plan provides that: (a) all the Fund's assets be converted into cash or cash equivalents or be otherwise liquidated and (b) the Fund distribute pro rata to its shareholders all of its existing assets, in a complete liquidation of the Fund. At any time prior to the Liquidation Date, shareholders may exchange their shares of the Fund for shares of the same class of any Family Funds ("Family Funds" include other UBS Funds, PACE Select funds and other funds for which UBS Asset Management (US) Inc. serves as principal underwriter), as described under "Managing your fund account—Exchanging Shares" in the Prospectus. Shareholders may also redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under "Managing your fund account—Selling shares" in the Prospectus.

On the Liquidation Date, all remaining shareholders will have their accounts liquidated and the proceeds will be delivered to them. The liquidation will be considered a taxable transaction, and shareholders may recognize a gain or loss for Federal income tax purposes. Shareholders may wish to consult their tax advisers regarding the effect of the Fund's liquidation in light of their individual circumstances.

In preparation for the liquidation of the Fund, the Fund's assets may be invested in money market instruments or held in cash. In this regard, the Fund will no longer be investing with a goal of achieving its investment objective, but instead to position for liquidation.

Closure of Fund to new investments and exchanges

In connection with the liquidation, the Board approved, effective June 24, 2024, the closure of each class of the Fund to new investments, including new investors, additional purchases from existing investors and purchases for exchange from other funds. The Fund reserves the right to change this policy at any time.

ZS-1262

Of course, shareholders will continue to be able to exchange or redeem their shares in accordance with the policies in the Prospectus, as noted above.

Effective September 23, 2024, the Prospectuses, which also offer other series of the Trust, are revised to delete in its entirety all references to the Fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

The UBS Funds

Supplement to the Statement of Additional Information | June 14, 2024

Includes:

• UBS All China Equity Fund

Dear Investor,

The purpose of this supplement to the Statement of Additional Information ("SAI") for UBS All China Equity Fund (the "Fund"), a series of The UBS Funds (the "Trust"), dated October 27, 2023, as previously supplemented, is to notify you that the Board of Trustees of the Trust has approved certain actions to liquidate and dissolve the Fund.

The liquidation of the Fund is expected to be completed on or about September 23, 2024. In connection with the Fund's liquidation, effective September 23, 2024, the SAI is revised to delete in its entirety all references to the Fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1263